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                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our firm name included in the Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of The Advisors' Inner Circle (File No. 33-42484), and to all references to our firm included in this Registration Statement.


                                                         /s/ ARTHUR ANDERSEN LLF

Philadelphia, Pa.,
  August 7, 1997